Exhibit 99
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------------------- In re SOLUTIA INC., et al., Debtors. -------------------------------------------------------------	x : : : : : : : x	Chapter 11 Case No. 03-17949 (PCB) (Jointly Administered)

THIS MONTHLY OPERATING STATEMENT APPLIES TO:
X	All Debtors	Axio Research Corporation
	Solutia Inc.	Solutia Investments, LLC
	Solutia Business Enterprises, Inc.	Beamer Road Management Company
	Solutia Systems, Inc.	Monchem, Inc.
	Solutia Overseas, Inc.	Solutia Inter-America, Inc.
	CPFilms Inc.	Solutia International Holding, LLC
	Solutia Management Company, Inc.	Solutia Taiwan, Inc.
	Monchem International, Inc.	Solutia Greater China, Inc.

MONTHLY OPERATING STATEMENT FOR THE

MONTH OF JULY 2007 (1)

(1)  The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court.  The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission.  Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------------- In re SOLUTIA INC., et al., Debtors. ----------------------------------------------------------	x : : : : : : : x	Chapter 11 Case No. 03-17949 (PCB) (Jointly Administered)

MONTHLY OPERATING STATEMENT FOR THE
MONTH OF JULY 2007

DEBTORS' ADDRESS:	575 Maryville Centre Dr. St. Louis, MO 63141

DEBTORS' ATTORNEY:	KIRKLAND & ELLIS LLP Richard M. Cieri (RC-6062) Jonathan S. Henes (JH-1979) Citigroup Center 153 East 53rd Street New York, New York 10022-4675

CURRENT MONTH NET INCOME ($M):	$ 8

REPORT PREPARER:	Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	August 31, 2007	/s/ Timothy J. Spihlman Timothy J. Spihlman Vice President and Controller

Indicate if this is an amended statement by checking here:  _______

 Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Monthly Disbursements by Debtor
For the Month of July 2007

Solutia Inc.	$259,704,561.23
Solutia Business Enterprises, Inc. *	$--
Solutia Systems, Inc. *	$--
Solutia Overseas, Inc. *	$--
CPFilms Inc.	$13,040,499.97
Solutia Management Company, Inc. *	$--
Monchem International, Inc. *	$--
Axio Research Corporation *	$--
Solutia Investments, LLC *	$--
Beamer Road Management Company *	$--
Monchem, Inc. *	$--
Solutia Inter-America, Inc.	$122,601.93
Solutia International Holding, LLC *	$--
Solutia Taiwan, Inc.	$23,836.59
Solutia Greater China, Inc. *	$--

* These non-operating debtors had no constructive disbursements made on their behalf.

Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Statement on Insurance
For the Month of July 2007

All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Operations (Unaudited)
(Dollars in millions)

Month Ended July 31, 2007
Total Net Sales	$328
Total Cost Of Goods Sold	274
Gross Profit	54

Total MAT Expense	22
Operating Income	32

Interest Expense	(10)
Other Income, net	1

Reorganization Items:
Professional fees	(6)
Provision for rejected executory contracts	-
Employee severance and retention costs	(1)
Adjustment to allowed claim amounts	-
Settlements of pre-petition claims	3
Other	-
(4)

Income Before Taxes	19
Income tax expense	3
Net Income	$16

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Financial Position (Unaudited)
As of July 31, 2007

ASSETS	(Dollars in millions)
Cash	$195
Trade Receivables, net	474
Inventories	398
Other Current Assets	187
Assets of Discontinued Operations	12
Total Current Assets	1,266
Property, Plant and Equipment, net	1,010
Investments in Affiliates	1
Intangible Assets, net	195
Other Assets	140
Total Assets	$2,612

LIABILITIES AND SHAREHOLDERS' DEFICIT
Accounts Payable	$280
Short-Term Debt, including current portion of long-term debt	957
Other Current Liabilities	279
Liabilities of Discontinued Operations	7
Total Current Liabilities	1,523
Long-Term Debt	348
Other Long-Term Liabilities	322
Total Liabilities not Subject to Compromise	2,193
Liabilities Subject to Compromise	1,753
Shareholders' Deficit	(1,334)
Total Liabilities & Shareholders' Deficit	$2,612

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Cash Flows (Unaudited)
(Dollars in millions)
Operating Activities:	Month Ended July 31, 2007
Net income	$16
Depreciation and amortization	10
Restructuring expenses and other unusual items	2
Gain on sale of assets	(4)
Changes in assets and liabilities:
Trade receivables	-
Inventories	(7)
Accounts payable	9
Liabilities subject to compromise:
Pension plan liabilities	(19)
Other postretirement benefits liabilities	1
Other liabilities subject to compromise	(7)
Other assets and liabilities	(1)
Net Cash Provided before Reorganization Items-Continuing Operations	-
Net Cash Provided before Reorganization Items-Discontinued Operations	2
Net Cash Provided before Reorganization Items	2

Operating Cash Flows - Reorganization Items:
Professional services fees	(6)
Employee severance and retention payments	-
Other	-
Net Cash Used in Reorganization Items	(6)
Net Cash Used in Operating Activities	(4)

Investing Activities:
Property, plant and equipment purchases	(7)
Acquisition payments	(4)
Restricted cash	4
Investment proceeds and property disposals	5
Net Cash Used in Investing Activities	(2)

Financing Activities:
Net change in multi-currency lines of credit	1
Net change in revolving credit facility	(13)
Net Cash Used in Financing Activities	(12)

Net Decrease in Cash and Cash Equivalents	(18)
Cash and Cash Equivalents, Beginning of Period	213
Cash and Cash Equivalents, End of Period	$195

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Consolidated Statement of Operations (Unaudited)
(Dollars in millions)

Month Ended July 31, 2007
Total Net Sales	$232
Total Cost Of Goods Sold	205
Gross Profit	27

Total MAT Expense	14
Operating Income	13

Interest Expense, net	(8)
Other Income, net	7

Reorganization Items:
Professional fees	(6)
Provision for rejected executory contracts	-
Employee severance and retention costs	(1)
Adjustment to allowed claim amounts	-
Settlements of pre-petition claims	3
Other	-
(4)

Income Before Taxes	8
Income tax expense	-
Net Income	$8

See Accompanying Notes to Consolidated Financial Statements.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Consolidated Statement of Financial Position (Unaudited)
As of July 31, 2007

ASSETS	(Dollars in millions)
Cash	$52
Trade Receivables, net	223
Account Receivables-Unconsolidated Subsidiaries	58
Inventories	166
Other Current Assets	98
Assets of Discontinued Operations	6
Total Current Assets	603
Property, Plant and Equipment, net	652
Investments in Subsidaries and Affiliates	687
Intangible Assets, net	100
Other Assets	55
Total Assets	$2,097

LIABILITIES AND SHAREHOLDERS' DEFICIT
Accounts Payable	$210
Short-Term Debt	922
Other Current Liabilities	160
Liabilities of Discontinued Operations	3
Total Current Liabilities	1,295
Other Long-Term Liabilities	195
Total Liabilities not Subject to Compromise	1,490
Liabilities Subject to Compromise	1,871
Shareholders' Deficit	(1,264)
Total Liabilities & Shareholders' Deficit	$2,097

See Accompanying Notes to Consolidated Financial Statements.

Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

 Notes To Consolidated Financial Statements

1. Nature of Operations and Bankruptcy Proceedings

Nature of Operations

Solutia Inc., together with its subsidiaries (referred to herein as “Solutia”, the “Solutia Group” or the “Company”), is a global manufacturer and marketer of a variety of high-performance chemical-based materials.  Solutia is a world leader in performance films for laminated safety glass and after-market applications; chemicals for the rubber industry; specialty products such as heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. (“Pharmacia”)).  On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the “Solutia Spinoff”).  As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia.  A net deficiency of assets of $113 million resulted from the Solutia Spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").  The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB).  Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern.  The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff.  These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants.  Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court.  While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court.  Under the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date.  Upon Solutia's motion, the Bankruptcy Court has subsequently approved extensions of this exclusivity period.  On July 16, 2007, Solutia filed its most recent motion to extend its exclusivity until December 31, 2007.  On July 27, 2007, the Bankrupcy Court extended Solutia's exclusivity period to the date on which the Court enters an order determining Solutia's motion.

On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility.  This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval.  The DIP credit facility, as amended, consists of: (a) a $975 fully-drawn term loan; and (b) a $250 borrowing-based revolving credit facility, which includes a $150 letter of credit subfacility.

As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court.  November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims.  Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim.  Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions.  Solutia has not yet fully completed its analysis of all the proofs of claim.  Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

On July 7, 2007, Solutia filed its Second Amended Joint Plan of Reorganization (the “Plan”) and the related Second Amended Disclosure Statement (the “Disclosure Statement”) with the Bankruptcy Court.  The  Plan does not alter the material terms of the reallocation of Legacy Liabilities set forth (a) in the Joint Plan of Reorganization filed on February 14, 2006 (the “Original Plan”) or the First Amended Joint Plan of Reorganization filed on May 22, 2007, (b) the Relationship Agreement which will be entered into between Solutia and Monsanto Company (“Monsanto”), or (c) the Retiree Settlement Agreement entered into among Solutia, the Official Committee of Unsecured Creditors (the “Unsecured Creditors’ Committee"), the Official Committee of Retirees (the “Retirees’ Committee”) and Monsanto.  Unlike the Original Plan, the Plan does contemplate a potential distribution of warrants to equity holders who own above a certain threshold of Solutia common stock.

The Plan, which incorporates the Relationship Agreement and Retiree Settlement Agreement, is subject to approval by the Bankruptcy Court and the approval of other constituencies in accordance with the U.S. Bankruptcy Code as well as various other conditions and contingencies, some of which are not within the control of Solutia, and therefore are subject to change.  The Disclosure Statement contains a description of the events that led up to the Debtors’ bankruptcy filings, the actions the Debtors’ have taken to improve their financial situation while in bankruptcy and a current description of the Debtors’ businesses.  The Disclosure Statement remains subject to change pending the conclusion of the hearing in the Bankruptcy Court to consider the legal adequacy of the Disclosure Statement.  The Bankruptcy Court held hearings to consider approval of the Disclosure Statement, but has not yet approved it.  Once the Disclosure Statement is approved by the Bankruptcy Court, it will be distributed to constituencies entitled to vote on the Plan.  Solutia cannot provide any assurance that any plan of reorganization ultimately confirmed by the Bankruptcy Court, or any disclosure statement ultimately approved by the Bankruptcy Court, will be consistent with the terms of the Plan and Disclosure Statement.

The Plan, including the Relationship Agreement and Retiree Settlement Agreement, and the Disclosure Statement have all been filed with the Securities & Exchange Commission as exhibits to Form 8-K.

Under the Plan, Solutia would emerge from bankruptcy as an independent publicly-held company (“reorganized Solutia”).  In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the Bankruptcy Court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code.  Although Solutia has filed the Plan which provides for Solutia’s emergence from bankruptcy as a going concern, there can be no assurance that the Plan, or any other plan of reorganization, will be confirmed by the Bankruptcy Court or that any such plan will be implemented successfully.

Basis of Consolidation

The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases.  The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis.  In each case, all significant intercompany transactions and balances have been eliminated in consolidation.  In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report.  The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

At July 31, 2007, total liquidity for the Solutia Group was approximately $456 million, consisting of $195 million of cash, revolving credit facility availability of $79 million, and DIP facility availability of $182 million.  At July 31, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $234 million, consisting of $52 million of cash and DIP facility availability of $182 million.

2. Significant Accounting Policies

The significant accounting policies are consistent with those listed in the Company’s 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.

3. Supplemental Information – Consolidated Statement of Cash Flows

Restructuring Expenses and Other Unusual Items

Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows were $2 million for the month ended July 31, 2007.  These restructuring expenses and other unusual items consisted of (i) a charge of $1 million resulting from the step-up in basis of Flexsys’ inventory in accordance with purchase accounting and (ii) $1 million of restructuring charges, primarily severance and retraining costs.

Gain on Sale of Assets

The gain on sale of assets consisted of a gain of $3 million and $1 million associated with the sales of land at the manufacturing facilities in Pensacola, Florida and Ruabon, Wales, United Kingdom.

Acquisition – Rubber Chemicals Business

On July 13, 2007, Solutia’s 100% owned subsidiary, Flexsys SpA (“Flexsys”), purchased certain assets of Chemetall GmbH (“Chemetall”) after the receipt of German regulatory approval.  Flexsys and Chemetall signed the purchase agreement prior to Solutia’s May 1, 2007 acquisition of Flexsys.  Flexsys purchased Chemetall’s customer list and contracts for their zinc dithiocarbamates (“DTCs”) for $4 million.   Flexsys did not acquire any fixed assets in the purchase as Flexsys produces DTCs at its Termoli, Italy manufacturing facility.  In addition, Flexsys has agreed to purchase finished goods produced by Chemetall through September 30, 2007 to fulfill existing customer orders not to exceed $2 million.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended July 31, 2007

		Pre-Petition	Post-Petition	Total
		Amount	Amount	Amount

1.	Gross Salaries and Wages	$0.00	$21,909,094.16	$21,909,094.16

2.	Payroll Taxes Withheld	0.00	5,419,065.43	5,419,065.43

3.	Employer Payroll Tax Contributed	0.00	1,692,537.08	1,692,537.08

4.	Gross Taxable Sales	0.00	951,753.73	951,753.73

5.	Sales Taxes Collected / Use Tax Paid	0.00	498,392.55	498,392.55

6.	Property Taxes Paid	0.00	443,012.03	443,012.03

7.	Other Taxes Paid	0.00	1,009.97	1,009.97

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended July 31, 2007

Dates and amounts paid to taxing agencies (items 2, 3, 5, 6, 7)

		Pre-Petition	Post-Petition	Total		Item
Debtor Entity	Date	Amount	Amount	Amount	Type of Tax	Number
Solutia Inc.	7/2/07	$0.00	$23,623.87	$23,623.87	Employee Payroll Taxes	2
Solutia Inc.	7/3/07	0.00	84,276.63	84,276.63	Employee Payroll Taxes	2
Solutia Inc.	7/5/07	0.00	198,673.87	198,673.87	Employee Payroll Taxes	2
Solutia Inc.	7/6/07	0.00	227,763.35	227,763.35	Employee Payroll Taxes	2
Solutia Inc.	7/6/07	0.00	10,541.81	10,541.81	Employee Payroll Taxes	2
Solutia Inc.	7/11/07	0.00	124,347.99	124,347.99	Employee Payroll Taxes	2
Solutia Inc.	7/12/07	0.00	90,378.96	90,378.96	Employee Payroll Taxes	2
Solutia Inc.	7/12/07	0.00	1,983,129.61	1,983,129.61	Employee Payroll Taxes	2
Solutia Inc.	7/18/07	0.00	89,742.46	89,742.46	Employee Payroll Taxes	2
Solutia Inc.	7/19/07	0.00	211,897.61	211,897.61	Employee Payroll Taxes	2
Solutia Inc.	7/20/07	0.00	171,585.75	171,585.75	Employee Payroll Taxes	2
Solutia Inc.	7/25/07	0.00	81,600.36	81,600.36	Employee Payroll Taxes	2
Solutia Inc.	7/26/07	0.00	80,907.50	80,907.50	Employee Payroll Taxes	2
Solutia Inc.	7/27/07	0.00	169,002.66	169,002.66	Employee Payroll Taxes	2
Solutia Inc.	7/31/07	0.00	1,723,824.12	1,723,824.12	Employee Payroll Taxes	2
Solutia Inc.	7/2/07	0.00	118.84	118.84	Employer Payroll Taxes	3
Solutia Inc.	7/3/07	0.00	25,144.70	25,144.70	Employer Payroll Taxes	3
Solutia Inc.	7/5/07	0.00	65,285.96	65,285.96	Employer Payroll Taxes	3
Solutia Inc.	7/6/07	0.00	50,397.76	50,397.76	Employer Payroll Taxes	3
Solutia Inc.	7/9/07	0.00	1,149.50	1,149.50	Employer Payroll Taxes	3
Solutia Inc.	7/11/07	0.00	31,388.22	31,388.22	Employer Payroll Taxes	3
Solutia Inc.	7/12/07	0.00	26,252.29	26,252.29	Employer Payroll Taxes	3
Solutia Inc.	7/13/07	0.00	634,261.74	634,261.74	Employer Payroll Taxes	3
Solutia Inc.	7/18/07	0.00	26,440.36	26,440.36	Employer Payroll Taxes	3
Solutia Inc.	7/19/07	0.00	68,231.48	68,231.48	Employer Payroll Taxes	3
Solutia Inc.	7/20/07	0.00	45,539.60	45,539.60	Employer Payroll Taxes	3
Solutia Inc.	7/25/07	0.00	24,892.29	24,892.29	Employer Payroll Taxes	3
Solutia Inc.	7/26/07	0.00	24,188.59	24,188.59	Employer Payroll Taxes	3
Solutia Inc.	7/27/07	0.00	71,017.52	71,017.52	Employer Payroll Taxes	3
Solutia Inc.	7/31/07	0.00	574,129.54	574,129.54	Employer Payroll Taxes	3
Solutia Inc.	7/19/07	0.00	427,095.57	427,095.57	Sales/Use Tax	5
CPFilms Inc.	7/31/07	0.00	71,296.98	71,296.98	Sales/Use Tax	5
Solutia Inc.	7/23/07	0.00	432,788.45	432,788.45	Property Tax	6
Solutia Inc.	7/25/07	0.00	3,113.82	3,113.82	Property Tax	6
Solutia Inc.	7/27/07	0.00	5,960.99	5,960.99	Property Tax	6
Solutia Inc.	7/31/07	0.00	1,148.77	1,148.77	Property Tax	6
Solutia Inc.	7/3/07	0.00	750.00	750.00	Alcohol Tax	7
Solutia Inc.	7/6/07	0.00	45.00	45.00	Annual Report	7
Solutia Inc.	7/24/07	0.00	103.97	103.97	Annual Report	7
Solutia Inc.	7/28/07	0.00	50.00	50.00	Annual Report	7
Solutia Inc.	7/30/07	0.00	10.00	10.00	Annual Report	7
Solutia Inc.	7/31/07	0.00	50.00	50.00	Annual Report	7
Solutia Inc.	7/31/07	0.00	1.00	1.00	IRS Form 720	7